Spinnaker ETF Series N-CSR

Exhibit 19(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY
ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Langar Global HealthTech ETF (the “Fund”), a series of the Spinnaker ETF Series, on Form N-CSR for the initial period ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Katherine M. Honey, President and Principal Executive Officer of the Fund, does hereby certify, to her knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

	By:	/s/ Katherine M. Honey
Date: March 9, 2026		Katherine M. Honey
President and Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Spinnaker ETF Series and will be retained by the Spinnaker ETF Series and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 19(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY

ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Langar Global HealthTech ETF (the “Fund”), a series of the Spinnaker ETF Series, on Form N-CSR for the initial period ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Peter McCabe, Treasurer, Principal Accounting Officer, and Principal Financial Officer of the Fund, does hereby certify, to his knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

	By:	/s/ Peter McCabe
Date: March 9, 2026		Peter McCabe
Treasurer, Principal Accounting Officer, and
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Spinnaker ETF Series and will be retained by the Spinnaker ETF Series and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.